PROXY MATERIALS
Delaware Delchester® Fund

Dear Shareholder:

     I am writing to let you know that a meeting of shareholders of Delaware Delchester Fund (the “Delchester Fund”) will be held on March 12, 2009. The purpose of the meeting is to vote on an important proposal that affects the Delchester Fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on certain matters that affect the Delchester Fund. This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

     Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Delchester Fund’s Board of Trustees (the “Trustees”). The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of shareholders. They recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card, and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Fund’s proxy solicitor, at (866) 612-5812. Computershare will be glad to help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman, President and Chief Executive Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

     Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the Proxy Statement/ Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at (800) 523-1918.

     We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

On what proposal am I being asked to vote?

     You are being asked to vote to approve the Plan of Reorganization for Delaware Group® Income Funds, on behalf of Delaware Delchester® Fund (the “Delchester Fund”) and Delaware High-Yield Opportunities Fund (the “High-Yield Opportunities Fund”) (collectively, the “Funds”).

Proposal: TO APPROVE THE PLAN OF REORGANIZATION

What reorganization is the Board proposing?

     Shareholders of the Delchester Fund are being asked to consider and approve a reorganization (the “Transaction”) that will have the effect of reorganizing the Delchester Fund with and into the High-Yield Opportunities Fund.

Why has the Board proposed this reorganization?

  The Delchester Fund and the High-Yield Opportunities Fund both seek total return as their primary objective, have similar investment strategies, and had substantially similar holdings as of November 7, 2008.

  The Delchester Fund and the High-Yield Opportunities Fund are both managed by the Delaware Management Company, a series of Delaware Management Business Trust.

  The Delchester Fund has lost a significant amount of assets over the past decade while the High-Yield Opportunities Fund’s assets have grown. It is likely that the proposed reorganization would benefit shareholders of the Delchester Fund by potentially providing greater distribution opportunities which may increase fund assets and ultimately could lead to cost savings as a result of economies of scale.

How will the Transaction potentially benefit shareholders?

     The Board of Trustees (the “Board”) considered a number of factors before approving the Transaction. After considering these factors, the Board concluded that shareholders will potentially benefit from the Transaction in the following ways:

  The investment strategies and policies of the Delchester Fund are substantially similar, but not identical to, the investment strategies and policies of the High-Yield Opportunities Fund.

  The portfolio of the Delchester Fund has historically been managed in substantially the same manner (and has substantially similar holdings) as the portfolio of the High-Yield Opportunities Fund, which should help to provide a relatively smooth transition for shareholders of the Delchester Fund should the Transaction be approved.

  The High-Yield Opportunities Fund offered a stronger track record compared to the Delchester Fund over the one- and ten-year periods ended September 30, 2008. Past performance is not a guarantee of future results.

  Shareholders of the Delchester Fund and the High-Yield Opportunities Fund could potentially benefit from the growth in assets realized by combining the Funds because a larger fund could potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in investment management fees. There can be no assurance, however, that such savings will be realized.

  The Transaction will be structured as a tax-free reorganization so that for federal income tax purposes: (i) shareholders of the Delchester Fund will not recognize any gain or loss as a result of the exchange of their shares of the Delchester Fund for shares of the High-Yield Opportunities Fund; and (ii) the High-Yield Opportunities Fund and its shareholders will not recognize any gain or loss upon receipt of the Delchester Fund’s assets.

How will the Transaction work?

     The High-Yield Opportunities Fund will acquire substantially all of the assets of the Delchester Fund in exchange for shares of the High-Yield Opportunities Fund. The Delchester Fund will then distribute the High-Yield Opportunities Fund shares on a pro rata basis to its shareholders. At the time of the Transaction, any shares you own of the Delchester Fund will be cancelled and you will receive new shares in the same class of the High-Yield Opportunities Fund that will have an aggregate value equal to the value of your shares in the Delchester Fund. More detailed information about the transfer of assets by the Delchester Fund and the issuance of shares by the High-Yield Opportunities Fund can be found in the Proxy Statement/Prospectus.

Will the management team change?

     No. Delaware Management Company is the investment manager of both Funds, and the same team of portfolio managers manages both Funds.

What is the anticipated timetable for the Transaction?

     The shareholder meeting is scheduled for March 12, 2009 (the “Meeting”). It is currently anticipated that the Transaction, if approved by shareholders, will take place in April, 2009. Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone, or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person, as provided in the attached Proxy Statement/Prospectus.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Board approved the proposal?

     Yes. The Board has unanimously approved the proposal and recommends that you vote to approve it.

How many votes am I entitled to cast?

     As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Delchester Fund that you own on the record date. The record date is December 23, 2008.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.proxyvote.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, Inc. (“Computershare”), the Delchester Fund’s proxy solicitor, at (866) 612-5812.

How do I sign the proxy card?

     Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

     All Other Accounts: The person signing must indicate his or her capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, “Ann B. Collins, Trustee.”

How can I find more information on the Proposal?

     You should read the Proxy Statement/Prospectus that provides details regarding the proposal. If you have any questions, please call Computershare at (866) 612-5812.

DELAWARE DELCHESTER® FUND
(a series of Delaware Group® Income Funds)

2005 Market Street
Philadelphia, Pennsylvania 19103-7094

NOTICE OF MEETING OF SHAREHOLDERS
to be held on March 12, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on March 12, 2009:

The Proxy Statement and other materials related to this solicitation are available at
www.delawareinvestments.com

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a meeting (the “Meeting”) of Shareholders of Delaware Delchester Fund (the “Delchester Fund” or “Acquired Fund”), a series of Delaware Group Income Funds, has been called by the Board of Trustees of Delaware Group Income Funds (the “Board”) and will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on March 12, 2009 at 3:00 p.m., Eastern Time. The Meeting is being called for the following reasons:

1.

To approve the Plan of Reorganization adopted by the Board, on behalf of two series of Delaware Group Income Funds, the Delchester Fund and the High-Yield Opportunities Fund (the “High-Yield Opportunities Fund” or “Acquiring Fund”), which provides for: (i) the acquisition of substantially all of the assets of the Acquired Fund by the Acquiring Fund, in exchange solely for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and (iii) the complete liquidation and dissolution of the Acquired Fund.

2.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of the Acquired Fund as of the close of business on December 23, 2008 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board,

Patrick P. Coyne
Chairman, President and Chief Executive Officer

January 23, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT/PROSPECTUS
Dated January 23, 2009

Acquisition of Substantially All of the Assets of:

DELAWARE DELCHESTER® FUND
(a series of Delaware Group® Income Funds)

By and in exchange for shares of

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
(a series of Delaware Group Income Funds)

     This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a meeting (the “Meeting”) of shareholders of Delaware Delchester Fund (the “Delchester Fund” or “Acquired Fund”), a series of Delaware Group Income Funds. The Meeting has been called by the Board of Trustees of Delaware Group Income Funds (the “Board”) to vote on the approval of the Plan (as more fully described below).

     The principal offices of Delaware Group® Income Funds (the “Trust”) are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of the Trust by telephone by calling (800) 523-1918.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on March 12, 2009 at 3:00 p.m., Eastern Time. The Board, on behalf of the Delchester Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about January 26, 2009.

     This Proxy Statement/Prospectus gives you information about an investment in the High-Yield Opportunities Fund (the “High-Yield Opportunities Fund” or “Acquiring Fund”) and about other matters that you should know before voting and investing. You should retain it for future reference. A Statement of Additional Information dated January 23, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus, which contains more information about the Acquiring Fund and the Acquired Fund (each, a “Fund” and collectively, the “Funds”) and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

     The Prospectus of the Acquiring Fund dated November 28, 2008 (the “Fund Prospectus”), and the Annual Report of the Acquiring Fund for the period ended July 31, 2008 (the “Acquiring Fund Annual Report”) are included with and are considered a part of this Proxy Statement/Prospectus, and are intended to provide you with information about the Acquiring Fund.

     You can request a free copy of the Statement of Additional Information, the Fund Prospectus, or the Acquiring Fund Annual Report for the fiscal year ended July 31, 2008 or the semiannual report to shareholders of the Acquiring Fund, by calling (800) 523-1918, or by writing to the Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROPOSAL: TO APPROVE THE PLAN OF REORGANIZATION

     Shareholders of the Acquired Fund are being asked to consider and approve the Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Acquired Fund with and into the Acquiring Fund as summarized below.

     The Plan provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets, and goodwill of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund. If the shareholders of the Acquired Fund vote to approve the Plan, as a shareholder of the Acquired Fund, you will receive Acquiring Fund shares equal in total value to, and of the same class as, your investment in the Acquired Fund. The Acquired Fund will then be liquidated.

SUMMARY

     This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), and the Fund Prospectus and Acquiring Fund Annual Report, which are included with this Proxy Statement/Prospectus.

What is the purpose of the Proposal?

     The Board approved the Plan for the Acquired Fund and recommends that shareholders of the Acquired Fund approve the Plan. If shareholders of the Acquired Fund approve the Plan, substantially all of the Acquired Fund’s assets will be transferred to the Acquiring Fund in exchange for Acquiring Fund shares equal in value to the assets of the Acquired Fund that are transferred to the Acquiring Fund. The Acquiring Fund shares will then be distributed pro rata to the Acquired Fund’s shareholders and the Acquired Fund will be liquidated and dissolved. The proposed transaction for the Acquired Fund is referred to in this Proxy Statement/ Prospectus as the “Transaction.”

     The Transaction, if approved for the Acquired Fund, will result in your shares of the Acquired Fund being exchanged for a number of Acquiring Fund shares of the same class equal in aggregate value (but having a different price per share) to your shares of the Acquired Fund. This means that you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereinafter, the “Closing Date”), which is currently expected to be in April, 2009.

     For the reasons set forth below under “Reasons for the Transaction,” the Board has concluded that the Transaction is in the best interests of the Acquired Fund and the Acquiring Fund. The Board has also concluded that no dilution in value would result to the shareholders of the Acquired Fund and the Acquiring Fund as a result of the Transaction.

How do the investment objectives, strategies, and policies of the Acquired Fund and the Acquiring Fund compare?

     Like the Acquired Fund, the Acquiring Fund is a mutual fund within the Delaware Investments® Family of Funds (the “Delaware Companies”) that is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust. The investment objectives of the Acquired Fund are the same as the investment objectives of the Acquiring Fund. Both Funds seek total return as their primary investment objective and seek high current income as their secondary investment objective. Each Fund’s investment objectives are non-fundamental, which means that they may be changed without prior shareholder approval. Shareholders would be provided with 60 days’ notice before any material change in such investment objectives.

     In addition, the investment strategies and policies of the Acquired Fund are substantially similar to the investment strategies and policies of the Acquiring Fund. Both Funds invest primarily in corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical ratings organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). These are commonly known as high yield bonds or junk bonds. Each Fund may invest up to 25% of its net assets in securities of issuers domiciled in foreign countries, up to 15% of its net assets in defaulted bonds, and up to 15% in illiquid securities. Each Fund will generally invest less than 5% of its net assets in equity securities.

     The most significant difference in the Funds’ stated investment policies is that the Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality, while the Acquired Fund must invest primarily (i.e., 65%) in such securities.

     For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the principal risks associated with investments in the Funds?

     The risks associated with an investment in the Acquired Fund are substantially identical to the risks associated with an investment in the Acquiring Fund. As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. Investments in the Funds involve principal risks such as market risk, industry and security risk, interest rate risk, derivatives risk, credit risk, recession risk, foreign risk, loans and other direct indebtedness risk, liquidity risk, valuation risk, redemption risk, and legislative and regulatory risks.

     For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the general tax consequences of the Transaction?

     It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Transaction. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only.

     So long as the Delchester Fund is larger in net assets than High-Yield Opportunities Fund when the Transaction closes, the Transaction should not result in a limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers (but likely will result in a limitation on the use by Acquiring Fund of its own capital loss carryovers). If, however, on the Closing Date the Acquiring Fund has become the larger of the two Funds, this situation would be reversed: the aggregate capital loss carryovers of the Acquired Fund would be subject to an annual limitation, but the capital loss carryovers of the Acquiring Fund would not. Based on the Acquired Fund’s net asset value at December 31, 2008 and the January 2009 long-term tax exempt rate for ownership changes, this annual limitation would be approximately $7.6 million. This annual limitation would cause a significant portion of the Acquired Fund’s aggregate capital loss carryovers (currently totaling approximately $600 million) to expire unutilized. This might be viewed as resulting in a significant reduction in the available tax benefits for the shareholders of Acquired Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains. Accordingly, given the amount of the Acquired Fund’s aggregate capital loss carryovers relative to its net asset value at December 31, 2008, it is likely that a significant portion of such carryovers would expire unutilized in any event.

     For further information about the federal income tax consequences of the Transaction, see “Information About the Transaction – What are the tax consequences of the Transaction?”

Who manages the Funds?

     The management of the business and affairs of each Fund is the responsibility of the Board. The Board and senior management select officers who are responsible for the day-to-day operations of the Funds.

     DMC manages the assets of each Fund and makes each Fund’s investment decisions. DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC and its predecessors have been managing the assets of the Delaware Companies since 1938. As of September 30, 2008, DMC and its affiliates within Delaware Investments were managing, in the aggregate, more than $125 billion in assets in various institutional or separately managed investment company and insurance accounts.

     A discussion of the basis for the Board’s approval of each Fund’s investment advisory contract is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended July 31, 2008 and the Acquiring Fund Annual Report to shareholders for the fiscal year ended July 31, 2008.

     The portfolio managers for the Acquired Fund and the Acquiring Fund are the same. There will be no management changes involved with the proposed Transaction. The following individuals will continue to manage the Acquiring Fund after the completion of the Transaction:

     Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

     Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

     Chuck M. Devereux, Senior Vice President, Director of Credit Research

     Mr. Devereux is the head of the firm’s taxable credit research department, responsible for the gaming sector, and he serves on a team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the DMC’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

What are the fees and expenses of each Fund and what might they be after the Transaction?

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical and the operating expenses shown are based on expenses incurred during the Funds’ fiscal year ended July 31, 2008. In addition, the following tables show the pro forma expense ratios of the Acquiring Fund after the Transaction, calculated as if the Transaction had taken place as of the beginning of the Funds’ last fiscal year.

FEE TABLES FOR
THE DELCHESTER FUND AND THE HIGH-YIELD OPPORTUNITIES FUND

Class A Shares
	Actual				Pro forma
					High Yield
			High Yield		Opportunities
			Opportunities		Fund –
	Delchester Fund –		Fund –		Class A After
	Class A		Class A		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.50%		4.50%		4.50%
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	None	(1)	None	(1)	None	(1)

Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.29	%(2)	0.30%		0.30	%(3)
Total Other Expenses	0.33%		0.36%		0.32	%(4)
Total Annual Fund Operating Expenses	1.27%		1.31%		1.27%
Fee Waiver/Expense Reimbursement	(0.11%)		(0.18%)		(0.13%)
Net Expenses(5)	1.16%		1.13%		1.14%

Class B Shares
	Actual				Pro forma
					High Yield
			High Yield		Opportunities
			Opportunities		Fund –
	Delchester Fund –		Fund –		Class B After
	Class B		Class B		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	4.00	%(6)	4.00	%(6)	4.00	%(6)

Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Total Other Expenses	0.33%		0.36%		0.32	%(4)
Total Annual Fund Operating Expenses	1.98%		2.01%		1.97%
Fee Waiver/Expense Reimbursement	(0.11%)		(0.18%)		(0.13%)
Net Expenses(5)	1.87%		1.83%		1.84%

Class C Shares
	Actual				Pro forma
					High Yield
			High Yield		Opportunities
			Opportunities		Fund –
	Delchester Fund –		Fund –		Class C After
	Class C		Class C		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	1.00	%(7)	1.00	%(7)	1.00	%(7)

Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Total Other Expenses	0.33%		0.36%		0.32	%(4)
Total Annual Fund Operating Expenses	1.98%		2.01%		1.97%
Fee Waiver/Expense Reimbursement	(0.11%)		(0.18%)		(0.13%)
Net Expenses(5)	1.87%		1.83%		1.84%

Class R Shares
	Actual				Pro forma
					High Yield
			High Yield		Opportunities
			Opportunities		Fund –
	Delchester Fund –		Fund –		Class R After
	Class R(8)		Class R		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	None		None		None

Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees(9)	0.60%		0.60%		0.60%
Total Other Expenses	0.33%		0.36%		0.32	%(4)
Total Annual Fund Operating Expenses	1.58%		1.61%		1.57%
Fee Waiver/Expense Reimbursement	(0.21%)		(0.28%)		(0.23%)
Net Expenses(5)	1.37%		1.33%		1.34%

Institutional Class (Class I) Shares
	Actual		Pro forma
			High Yield
		High Yield	Opportunities
		Opportunities	Fund –
	Delchester Fund –	Fund –	Class I After
	Class I	Class I	Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	None	None	None

Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.33%	0.36%	0.32	%(4)
Total Annual Fund Operating Expenses	0.98%	1.01%	0.97%
Fee Waiver/Expense Reimbursement	(0.11%)	(0.18%)	(0.13%)
Net Expenses(5)	0.87%	0.83%	0.84%
____________________

(1)	A purchase of Class A shares of $1 million or more may be made at net asset value (“NAV”). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (“CDSC”) will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2)	The Board has adopted a formula for calculating 12b-1 plan fees for Delaware Delchester® Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund are the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% on or after June 1, 1992. All Delchester Class A shareholders bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates.

(3)	Effective December 12, 2008, the Board has adopted the blended rate methodology to calculate 12b-1 fees for Class A shares of the Acquiring Fund, described above in footnote (2) in reference to the Delchester Fund. The 0.30% rate shown reflects the application of the blended 12b-1 fee for Class A shares.

(4)	Included in “Total Other Expenses” is the portion of the one-time costs of the reorganization that will be allocated to the Acquiring Fund. The total costs of the reorganization are anticipated to total approximately $130,000, of which approximately $39,000 will be allocated to each of the Acquiring Fund and the Acquired Fund. The costs of the Transaction are not subject to the fee waiver described in footnote (5) below.

(5)	The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from December 1, 2008 through November 30, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine” expenses)) from exceeding 0.87% of average daily net assets of the Delchester Fund and 0.83% of average daily net assets of the High-Yield Opportunities Fund. If the Transaction is approved, the Manager will contractually agree to extent the current waiver for the High-Yield Opportunities Fund for one year following the closing date of the Transaction. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

(6)	If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

(7)	Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

(8)	Delchester Fund has no outstanding Class R shares. Expense numbers shown are based on those for Delchester Fund Class A shares, adjusted to reflect differing distribution fees for Class R shares.

(9)	The Funds’ distributor, Delaware Distributors, L.P. has contracted to limit the Class R shares 12b-1 fee of Delaware Delchester® Fund and Delaware High-Yield Opportunities Fund from December 1, 2008 through November 30, 2009 to no more than 0.50% of average daily net assets. Delaware Delchester Fund has no outstanding Class R shares.

Examples

     These examples are intended to help you compare the cost of investing in Delchester Fund shares with the cost of investing in High-Yield Opportunities Fund shares of the comparable class, both before and after the Transaction. You can also use these examples to compare the cost of these Funds with the cost of other mutual funds with similar investment objectives. The cumulative amount of Fund expenses is shown on a hypothetical investment of $10,000 in the Delchester Fund and the High-Yield Opportunities Fund for the periods indicated and then the sale of your shares at the end of those periods. The examples assume a 5% return each year.(1) These are examples only and do not represent future expenses, which may be greater or less than those shown below. These examples reflect net expenses with applicable expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$563	$824	$1,106	$1,906
High-Yield Opportunities Fund	$560	$830	$1,119	$1,943
Pro forma High-Yield Opportunities Fund (after the Transaction)	$561	$822	$1,104	$1,904

Class B Shares(2)	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$590	$836	$1,207	$2,114
High-Yield Opportunities Fund	$586	$838	$1,216	$2,143
Pro forma High-Yield Opportunities Fund (after the Transaction)	$587	$831	$1,200	$2,104

Class C Shares	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$290	$611	$1,057	$2,297
High-Yield Opportunities Fund	$286	$613	$1,066	$2,323
Pro forma High-Yield Opportunities Fund (after the Transaction)	$287	$606	$1,050	$2,285

Class R Shares	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$139	$478	$841	$1,861
High-Yield Opportunities Fund	$135	$481	$850	$1,887
Pro forma High-Yield Opportunities Fund (after the Transaction)	$136	$473	$833	$1,848

Institutional Class Shares	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$89	$301	$531	$1,191
High-Yield Opportunities Fund	$85	$304	$540	$1,220
Pro forma High-Yield Opportunities Fund (after the Transaction)	$86	$296	$524	$1,178

You would pay the following expenses on the same investment if you did not sell your shares:

Class B Shares(2)	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$190	$611	$1,057	$2,114
High-Yield Opportunities Fund	$186	$613	$1,066	$2,143
Pro forma High-Yield Opportunities Fund (after the Transaction)	$187	$606	$1,050	$2,104

Class C Shares	1 Year	3 Years	5 Years	10 Years
Delchester Fund	$190	$611	$1,057	$2,297
High-Yield Opportunities Fund	$186	$613	$1,066	$2,323
Pro forma High-Yield Opportunities Fund (after the Transaction)	$187	$606	$1,050	$2,285
____________________

(1)	Each Fund’s actual rate of return may be greater or less than the hypothetical 5% return we used here. This example reflects the net operating expenses with the contractual fee waivers and expense limits for the periods during which such waivers and expense limits are in effect and the total operating expenses without the fee waivers and expense limits thereafter.

(2)	The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

     The figures above are only examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

     As described under the section “Reasons for the Transaction,” the Board considered a number of factors when reviewing the Plan and considering the proposed Transaction, including the performance records of the Funds. The performance history of the Funds (before taxes and without sales charges) as of December 31, 2008 is shown below:

	Average Annual Total Returns
				10 Years or
Fund and Class	1 Year	3 Years	5 Years	Since Inception
Delchester Fund – Class A	(26.45%)	(5.25%)	0.22%	(0.76%)
High-Yield Opportunities Fund – Class A	(25.83%)	(5.39%)	(0.09%)	2.43%
Delchester Fund – Class B(1)	(29.91%)	(6.60%)	(0.71%)	(1.35%)
High-Yield Opportunities Fund – Class B(1)	(29.08%)	(6.62%)	(0.99%)	1.83%
Delchester Fund – Class C(2)	(27.57%)	(5.90%)	(0.43%)	(1.45%)
High-Yield Opportunities Fund – Class C(2)	(27.22%)	(6.13%)	(0.79%)	1.71%
Delchester Fund – Class R(3)	N/A	N/A	N/A	N/A
High-Yield Opportunities Fund – Class R	(25.91%)	(5.56%)	(0.26%)	1.67	%(4)
Delchester Fund – Institutional Class	(26.23%)	(4.98%)	0.51%	(0.48%)
High-Yield Opportunities Fund – Institutional Class	(26.61%)	(5.11%)	0.22%	2.75%
____________________

(1)	Total returns assume redemption of shares at end of period. The 10-year return for each Fund’s Class B shares reflects conversion to Class A shares after approximately eight years. If shares were not redeemed, the returns for the Delchester Fund’s Class B shares would be (27.22%), (6.03%), (0.51%), and (1.35%) for the one-, three-, five-, and 10-year periods, respectively, and the returns for the High Yield Fund’s Class B shares would be (26.35%), (6.05%), (0.78%), and 1.83% for the one-, three-, five-, and 10-year periods, respectively.

(2)	Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for the Delchester Fund’s Class C shares would be (26.90%), (5.90%), (0.43%), and (1.45%) for the one-, three, five-, and 10-year periods, respectively, and the returns for the High Yield Fund’s Class C shares would be (26.54%), (6.13%), (0.79%), and 1.71% for the one-, three, five-, and 10-year periods, respectively.

(3)	The inception date for High-Yield Opportunities Fund’s Class R shares was June 2, 2003.

(4)	Delchester Fund has no outstanding Class R shares.

Where can I find more financial information about the Funds?

     Each Fund’s annual report contains a discussion of each Fund’s performance during the Funds’ past fiscal year and shows per share information for each of the Funds’ past five fiscal years. The Acquiring Fund Annual Report accompanies this Proxy Statement/ Prospectus. The Acquired Fund’s Annual Report and these documents are also available upon request. (See “More Information about the Funds” below.) The Fund Prospectus also contains further financial information about the Acquiring Fund.

What are other key features of the Funds?

     Investment Management Fees. DMC is the investment manager of each Fund. DMC has entered into separate investment management agreements relating to each Fund that provide for reductions in the fee rate for a Fund as the assets of the Fund increase. The Funds have the same investment management fee schedule, which is:

Investment Management Fee
0.65% on the first $500 million;
0.60% on the next $500 million;
0.55% on the next $1.5 billion; and
0.50% on assets in excess of $2.5 billion

     DMC has contracted to waive that portion, if any, of the annual management fees payable by each Fund and to pay certain expenses of each Fund for the period through November 30, 2009 to the extent necessary to limit the total operating expenses of each Fund to the levels described in the Fee Tables above. If the Transaction is approved, DMC will contractually agree to extend the Acquiring Fund’s management fee waiver for one year following the Closing Date.

     Distribution Services. Pursuant to underwriting agreements relating to the Funds, Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Class A shares, Class B shares, Class C, and Class R shares under their respective 12b-1 Plans. DDLP is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

     Pursuant to a contractual arrangement with DDLP, Lincoln Financial Distributors, Inc. (“LFD”), 130 N. Radnor-Chester Road, Radnor, PA 19087, is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries. LFD is also an affiliate of DDLP and DMC.

     Rule 12b-1 Plans. The Funds have adopted a separate distribution plan or “Rule 12b-1 Plan” for its Class A shares, Class B shares, Class C shares, and Class R shares (collectively, the “Rule 12b-1 Plans” and, each individually, a “Rule 12b-1 Plan”).

     Each Rule 12b-1 Plan permits the relevant Fund to pay out of the assets of its Class A shares, Class B shares, Class C shares, and Class R shares, as applicable, monthly fees to DDLP for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer agreements with DDLP. The Rule 12b-1 Plan expenses relating to Class B shares and Class C shares are also used to pay DDLP for advancing the commission costs to dealers with respect to the initial sale of such Class B and Class C shares. In addition, each Fund’s Rule 12b-1 Plan permits the relevant Fund to make payments out of the assets of the Class A shares, Class B shares, Class C shares, and Class R shares to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

     The Board of the Acquired Fund adopted a formula for calculating 12b-1 plan expenses for the Acquired Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing the shares that were acquired before June 1, 1992 and 0.30% of the average daily net assets representing the shares that were acquired on or after June 1, 1992. All of the Acquired Fund’s Class A shareholders bear the 12b-1 fees at this blended rate. Effective December 12, 2008, the Board of the Acquiring Fund adopted the same blended rate methodology as is used for Class A shares of the Acquired Fund, although the Acquiring Fund had no shares outstanding that were acquired before June 1, 1992.

     Currently, the maximum aggregate annual fee payable under both Funds’ Rule 12b-1 Plans for the Funds’ Class B, Class C and Class R shares is, on an annual basis: up to 1.00% (0.25% of which are service fees to be paid to DDLP, dealers, and others for providing personal service and/or maintaining shareholder accounts) of each Fund’s Class B shares’ and Class C shares’ average daily net assets; and up to 0.60% (currently contractually limited by DDLP to 0.50% through November 30, 2009) of the average daily net assets of each Fund’s Class R shares (note that the Acquired Fund has no outstanding Class R shares). The Board may reduce these amounts at any time.

     Purchase, Exchange, and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund’s shares are identical. You may refer to the Fund Prospectus under the section entitled “About Your Account” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges, and redemptions of the Acquiring Fund’s shares.

     Dividends, Distributions, and Taxes. Each Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund may also distribute net capital gains, if any, twice a year. For more information about dividends, distributions and the tax implications of investing in the Acquiring Fund, please see the Fund Prospectus under the section entitled “About Your Account–Dividends, distributions, and taxes.”

REASONS FOR THE TRANSACTION

     Based on the considerations described below, the Board, including the Trustees who are not interested persons (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Acquired Fund and the Acquiring Fund, have determined that the Transaction would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s existing shareholders would not be diluted as a result of the Transaction.

     At a meeting of the Board held on November 19, 2008, DMC presented the Plan to the Board and provided the Board with data and analysis regarding the proposed Transaction. At the meeting, the Board considered a number of factors, including the following:

  The compatibility of the Acquired Fund’s investment objective, policies, and restrictions with the investment objective, policies, and restrictions of the Acquiring Fund;

  The relative investment performance of the Funds;

  The relative size of the Acquired Fund as compared to the Acquiring Fund both before and after the Transaction;

  The relative past and current growth in assets of the Funds and the anticipated future inability of the Acquired Fund to achieve satisfactory asset growth as analyzed by DDLP;

  The relative expense ratios of the Funds and the anticipated impact of the proposed Transaction on the expense ratios of the Acquiring Fund both before and after expense caps and fee waivers;

  The proposal of DMC to waive all or a portion of its investment advisory fees and/or reimburse expenses for a period of one year following the completion of the Transaction in order to prevent total annual fund operating expenses (excluding certain expenses as described below) from exceeding 0.83% of the Acquiring Fund’s average daily net assets;

  The anticipated federal income tax consequences of the Transaction with respect to each Fund and its shareholders; including an evaluation of the anticipated amount of capital loss carryovers relative to the amount of (a) the combined net assets of the merging funds and (b) the likely future capital gains to be realized by the Acquiring Fund during the remaining life of such capital loss carryovers.

  The portfolio management team that manages the Acquired Fund and Acquiring Fund is identical;

  The estimated costs of the Transaction and the extent to which the Funds would bear such costs; and

  The potential benefits of the proposed Transaction for the shareholders of the Acquired Fund and the Acquiring Fund.

     The Board noted that the investment objectives for the Acquired Fund are the same as the investment objectives of the Acquiring Fund. The Board considered that the portfolio of the Acquired Fund has historically been managed in substantially the same manner, and has substantially similar holdings, as the portfolio of the Acquiring Fund, which should help to provide a relatively smooth transition for shareholders of the Acquired Fund should the Transaction be approved. The materials provided to the Board also explained that the investment strategies and policies of the Acquired Fund are substantially similar to the investment strategies and policies of the Acquiring Fund.

     With respect to performance, the materials provided to the Board showed that the Acquired Fund’s Class A shares had stronger performance than the Acquiring Fund’s Class A shares over the trailing three- and five-year period through September 30, 2008; however, the Acquiring Fund’s Class A shares had a stronger performance record for the trailing one-, and 10-year periods through September 30, 2008. In addition, over the trailing one- and 10-year periods, the Acquiring Fund had a stronger performance percentile rank relative to its Lipper peer group and Morningstar category than the Acquired Fund.

     The Board also considered sales and redemption data and relative asset growth for each Fund. The information provided to the Board indicated that the last year that the Acquired Fund had a positive net flow was the year ended December 31, 2003. From the year ended December 31, 2004 until the year-to-date period through September 30, 2008, the Acquired Fund has experienced negative net flows. On the other hand, the Acquiring Fund has experienced positive net flows during the December 31, 2004 until December 31, 2007 period, while having a negative net flow in the year-to-date period through September 30, 2008.

     In deciding whether to recommend approval of the Transaction to shareholders, the Board also considered the fees and expense ratios of the Acquiring Fund and the Acquired Fund and the impact of existing and proposed contractual fee waivers on such expense ratios. The Board considered the potential benefits afforded by a larger fund through cost savings as a result of economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in investment management fees, although there can be no assurance that operational savings will be realized.

     At the Board meeting, DMC informed the Board that, with the contractual fee waivers and expense limitations currently in place at that time, the net expenses for the Acquiring Fund are less than the net expenses of the Acquired Fund on Class A, Class B, Class C and Institutional Class shares (note that the Acquired Fund has no outstanding Class R shares). The Board also considered the proposal of DMC to waive all or a portion of its investment advisory fees and/or reimburse expenses through November 30, 2009, and, if the Transaction is approved, for one year following the closing of the Transaction, to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses (as defined above)), from exceeding 0.83% of the Acquiring Fund’s average daily net assets. In addition, the Board considered the proposal by DDLP that the Acquiring Fund adopt the blended rate formula that is used to calculate 12b-1 expenses for Class A shares of the Acquired Fund. As a result of DMC’s and DDLP’s proposed waivers, reimbursements and/or limitations, as the case may be, the Board noted that the pro forma net expenses of the Acquiring Fund after the Transaction will be slightly less than the net expenses of the Acquired Fund for all share classes.

     DMC informed the Board that the Transaction will be structured as a tax-free reorganization. DMC also informed the Board as to the estimated cost of the Transaction, including the costs associated with the solicitation of proxies. The Board considered that the expenses of the Transaction would be shared as follows: 40% by DMC, 30% by the Acquired Fund, and 30% by the Acquiring Fund. The total cost of the Transaction is estimated to be approximately $130,000.

     The Board approved the Plan, concluding that the Transaction is in the best interests of the Acquired Fund and the Acquiring Fund and that no dilution would result to the shareholders of either Fund from the Transaction. The Board then decided to recommend that shareholders of the Acquired Fund vote to approve the Transaction. The Board approving the Plan and making the foregoing determinations included all of the Independent Trustees.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF
DELAWARE GROUP® INCOME FUNDS, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     If the shareholders of the Acquired Fund do not approve the Plan, the Board may consider other possible courses of action for the Acquired Fund, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

     This is only a summary of the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

     If the shareholders of the Acquired Fund approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions.

     If the shareholders of the Acquired Fund approve the Plan, the Acquired Fund will deliver to the Acquiring Fund substantially all of its property, assets, and goodwill on the Closing Date. In exchange, Delaware Group® Income Funds, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders. The value of the assets to be delivered to the Acquiring Fund shall be computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business (“Business Day”).

     If the Transaction is approved, the stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the Business Day before the Closing Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Redemption requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

     To the extent permitted by law, the Plan may be amended without shareholder approval at the direction of the Board. The Board may also agree to terminate and abandon the Transaction at any time before or after the approval of shareholders of the Acquired Fund or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

     The expenses resulting from the Acquired Fund’s participation in the Transaction, including solicitation of proxies, will be shared by the following parties in the percentages indicated: 30% by the Acquired Fund, 30% by the Acquiring Fund, and 40% by DMC. The total cost of the Transaction is estimated to be approximately $130,000. The Funds will bear these Transaction costs without regard to any of the expense limits noted above.

What are the tax consequences of the Transaction?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions made and representations to be made on behalf of the Acquired Fund and the Acquiring Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes: (i) shareholders of the Acquired Fund will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund; (ii) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Fund’s assets; and (iii) the holding period and aggregate tax basis for the Acquiring Fund shares that are received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

     A fund with available capital loss carryovers may be more tax efficient for shareholders because any capital losses used to offset realized capital gains increase the after-tax return of shareholders. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. Based on the respective net asset values of the Funds as of December 31, 2008, the Transaction will result in a more than 50% “change in ownership” of Acquiring Fund, as the Acquiring Fund is the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as “aggregate capital loss carryovers”) of the Acquiring Fund will be subject to an annual limitation for federal income tax purposes. The aggregate tax basis capital loss carryovers, of the Acquiring Fund as compared to those of the Acquired Fund and the approximate annual limitation on the use of the Acquiring Fund’s aggregate capital loss carryovers following the Transaction are as follows:

	Acquired	Acquiring
	Fund	Fund
Capital Loss Carryovers(1)
Expiring 2009-2016	($517,967,164)
Expiring 2010-2016		($5,407,330)
Post-October Losses(2)	($16,680,713)	($11,047,478)
Unrealized depreciation in value of investments as of December 31, 2008	($46,800,363)	($35,155,515)
Net realized capital losses as of December 31, 2008	($18,407,022)	($14,925,076)
Aggregate Capital Loss Carryovers	($599,855,262)	($66,535,399)
Unrealized depreciation in investments as a percentage of net asset value	(33.89)%	(29.32)%
Net Asset Value as of 12/31/2008	$138,112,920	$119,905,803
Long-Term Tax-Exempt Rate (Jan 2009)		5.49%
Approximate Annual Limitation(3)	N/A	$6,582,829
____________________

(1)	As of 7/31/08, the last fiscal year-end of each Fund.

(2)	Losses realized after October 31, 2007 are treated as being realized on 8/1/08, the first day of the next taxable year of each Fund.

(3)	The actual limitation will equal the aggregate net asset value of the Acquiring Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Transaction closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of the Acquiring Fund on the Closing Date that is recognized in a taxable year.

     This annual limitation on use of the Acquiring Fund’s aggregate capital loss carryovers may or may not be material, depending on the facts at the time of the closing of the Transaction. However, the aggregate capital loss carryovers of the Acquired Fund will continue to be available, provided the Acquired Fund is the larger of the two Funds on the Closing Date. This being the case, the benefits of the Acquired Fund’s aggregate capital loss carryovers will accrue post-Transaction to all Acquiring Fund shareholders. While that might be viewed as resulting in some reduction in the available tax benefits for the shareholders of the Acquired Fund, such reduced benefit may not be material because the Acquired Fund likely would not have been able to fully utilize its capital loss carryovers in any event before they expired because of the amount of the Acquired Fund’s capital loss carryovers relative to its aggregate net asset value.

     If, contrary to the facts that existed at December 31, 2008, the Acquiring Fund is the larger of the two Funds on the Closing Date, the aggregate capital loss carryovers of the Acquired Fund would be subject to an annual limitation. Based on the Acquired Fund’s net asset value at December 31, 2008 of approximately $138.1 million and the January 2009 long-term tax exempt rate for ownership changes of 5.49%, the annual limitation would be approximately $7.6 million. Given the potential amount of this annual limitation relative to the aggregate capital loss carryovers of the Acquired Fund of approximately $600 million, this annual limitation would cause a significant portion of the Acquired Fund’s capital loss carryovers to expire unutilized. However, given the amount of the Acquired Fund’s aggregate capital loss carryovers relative to its net asset value at December 31, 2008, it is also likely that a significant portion of such carryovers would expire unutilized in any event. Moreover, under these facts, the capital loss carryovers of the Acquiring Fund would not be subject to an annual limitation as a result of the Transaction and would be available to offset future capital gains to the same extent as before the Transaction.

     Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments. Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such deprecation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. The shareholders of both Funds will be subject to either greater or less appreciation (depreciation) in value of portfolio investments as a result of the reorganization. Based on the Acquired Fund’s unrealized depreciation in value of investments as of December 31, 2008 as a percentage of its net asset value as of December 31, 2008 of -33.89% compared to that of the Acquiring Fund of -29.32%, and of -31.76% on a combined basis post-Transaction, the shareholders of neither Fund are being exposed to any material differences in the unrealized depreciation in value of investments post-Transaction relative to what they are presently exposed.

     After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Acquiring Fund?

     If the Transaction is approved, full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. As of the Closing Date, any outstanding certificates, if any, representing shares of the Acquired Fund will be cancelled.

     The Acquiring Fund shares to be issued in the Transaction have the same rights and privileges as your Acquired Fund shares. For example, all shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

     Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president.

     For purposes of calculating any applicable contingent deferred sales charges, the period you have held your shares in the Acquired Fund will be counted toward, and carried over as, the holding period of the shares you receive in the Acquiring Fund as part of the Transaction.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

     The following table sets forth, as of July 31, 2008, the separate capitalizations of the Acquiring Fund and the Acquired Fund and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

	Acquired	Acquiring	Pro Forma Adjustments	Acquiring Fund
	Fund	Fund	to Capitalization(1)	after Transaction
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Net Assets (all classes)	$201,082,227	$164,552,413	($78,184)	$365,556,456
Total shares outstanding	68,211,048	42,391,046	(16,399,882)	94,202,212
Class A net assets	$161,178,928	$86,808,454	($51,957)	$247,935,425
Class A shares outstanding	54,704,652	22,365,434	(13,176,527)	63,893,559
Class A net asset value per share	$2.95	$3.88	—	$3.88
Class B net assets	$10,436,413	$7,827,183	($3,888)	$18,259,708
Class B shares outstanding	3,531,813	2,019,021	(839,625)	4,711,209
Class B net asset value per share	$2.96	$3.88	—	$3.88
Class C net assets	$14,796,279	$21,146,342	($7,901)	$35,934,720
Class C shares outstanding	5,000,194	5,445,642	(1,189,667)	9,256,169
Class C net asset value per share	$2.96	$3.88	—	$3.88
Class R net assets(2)	$0	$11,305,181	($2,686)	$11,302,495
Class R shares outstanding(2)	—	2,907,310	—	2,907,310
Class R net asset value per share(2)	—	$3.89	—	$3.89
Institutional Class net assets	$14,670,607	$37,465,253	($11,752)	$52,124,108
Institutional Class shares outstanding	4,974,389	9,653,639	(1,194,063)	13,433,965
Institutional Class net asset value per share	$2.95	$3.88	—	$3.88
____________________

(1)	The adjustments reflect the costs of the Transaction incurred by each Fund.

(2)	Class R shares of the Acquiring Fund will not be issued in connection with the Transaction because the Acquired Fund currently has no Class R shares outstanding.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,
POLICIES, AND RISKS

     This section describes the investment objectives, principal investment strategies, and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies, and policies, as well as the risks associated with such objectives, strategies, and policies. For a complete description of the Acquiring Fund’s investment strategies, policies, and risks, you should read the Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Acquired Fund and the Acquiring Fund?

     The Fund’s investment objectives are identical. Both Funds seek total return as their primary objective and seek high current income as their secondary objective. Each Fund’s investment objectives are non-fundamental and may be changed without prior shareholder approval.

Are there any significant differences between the investment strategies and policies of the Acquired Fund and the Acquiring Fund?

     The investment strategies and policies of the Acquired Fund are substantially similar to the investment strategies and policies of the Acquiring Fund. Each Fund invests primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. In addition, both Funds may invest up to 25% of their assets in securities of issuers domiciled in foreign countries, up to 15% in defaulted bonds, up to 15% in illiquid securities, and less than 5% in equity securities.

     The most significant difference in the Funds’ stated investment policies is that the Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality, while the Acquired Fund must invest primarily (i.e., 65%) in such securities. In addition, the Acquired Fund will, under normal circumstances, invest at least 80% of its net assets in corporate bonds (rated BBB or lower), U.S. government securities, or commercial paper of highly rated companies. The policies described above are not fundamental and can be changed by the Board without shareholder approval; however, shareholders would be given 60 days’ notice prior to any such change.

How do the fundamental investment restrictions of the Funds differ?

     The Funds have adopted identical fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a prior Majority Vote (as defined below) of its shareholders. The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated November 28, 2008 related to the Fund Prospectus, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement and is available upon request.

What are the risk factors associated with investments in the Funds?

     Investments in the Funds are subject to substantially identical risks. Like all investments, an investment in each Fund involves risk. There is no assurance that a Fund will meet its investment objective. A Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with investments in most mutual funds, the best results may be achieved when investments in the Funds are held for a number of years. Examples of the risks incurred by investors in the Funds are:

     Market risk. Market risk is the risk that all or a majority of the securities in a certain market – like the stock or bond market – will decline in value because of economic conditions, future expectations, or investor confidence.

     Industry and security risk. Industry risk is the risk that the value of the securities in a particular industry will decline because of changing expectations for the performance of that industry. Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

     Interest rate risk. Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

     Derivatives risk. Derivatives risk is the possibility that a Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a Fund from using the strategy.

     Credit risk. Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk. Investing in so-called “junk” or “high-yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

     Recession risk. Although the market for high-yield bonds existed through periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to finance highly leveraged corporate acquisitions and restructuring increased dramatically. As a result, the high-yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of outstanding bonds and adversely affect the ability of high-yield issuers to repay principal and interest.

     Foreign risk. Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

     Loans and other direct indebtedness risk. Loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

     As a fund may be required to rely upon another lending institution to collect and pass on to a fund amounts payable with respect to the loan and to enforce a fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a fund.

     Liquidity risk. Liquidity risk is the possibility that securities cannot be readily sold, within seven days, at approximately the price at which a Fund has valued them.

     Valuation risk. A less liquid secondary market, as described above, makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high-yield securities.

     Redemption risk. If investors redeem more shares of a fund than are purchased for an extended period of time, a fund may be required to sell securities without regard to the investment merits of such actions. This could decrease a fund’s asset base, potentially resulting in a higher expense ratio.

     Legislative and regulatory risks. The United States Congress has, from time to time, taken or considered legislative actions that could adversely affect the high-yield bond market. For example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. Similar actions in the future could reduce liquidity for high-yield securities, reduce the number of new high-yield securities being issued, and could make it more difficult for a Fund to attain its investment objective.

     Portfolio turnover rates. Portfolio turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Fund. The higher the amount of portfolio activity, the higher the brokerage costs and other transaction costs of a Fund are likely to be. The amount of portfolio activity will also affect the amount of taxes payable by a Fund’s shareholders that are subject to federal income tax, as well as the character (ordinary income vs. capital gains) of such tax obligations.

     For a complete description of the Acquiring Fund’s investment risks, you should read the Fund Prospectus, which is included with this Proxy Statement/Prospectus. In addition, for a complete description of the Acquired Fund’s investment risks, you may read the Acquired Fund’s Prospectus dated November 28, 2008, which is incorporated by reference into this Proxy Statement/Prospectus.

What vote is necessary to approve the Plan?

     Required Vote. Provided that “Quorum” requirements (as defined below) have been satisfied, the Plan must be approved by a Majority Vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Acquired Fund; or (2) 67% or more of the voting securities of the Acquired Fund present at the Meeting if the holders of more than 50% of the Acquired Fund’s outstanding voting securities are present or represented by proxy. With respect to the Acquired Fund, “Quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting that are present in person or represented by proxy at the Meeting.

MORE INFORMATION ABOUT THE FUNDS

     Transfer Agency Services. Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for each Fund and for other mutual funds in the Delaware Companies. For its transfer agency, shareholder servicing, and dividend disbursing services, DSC is paid an annual per account charge of $27.00 for each open account and $10.00 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These fees are charged to each Fund on a pro rata basis.

     Custodial Services. The Bank of New York Mellon (“BNY Mellon”) is the custodian of the securities and other assets of the Funds. The main office of BNY Mellon is One Wall Street, New York, NY 10286.

     Fund Accounting Services. BNY Mellon currently also provides fund accounting and financial administration services to each Fund. Those services include performing or overseeing all functions related to calculating each Fund’s net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

     Oversight Services. DSC also provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.

     Additional Information. More information about the Acquiring Fund is included in: (i) the Fund Prospectus, which is included with and considered a part of this Proxy Statement/Prospectus; (ii) the Statement of Additional Information dated November 28, 2008, related to the Fund Prospectus; (iii) the Statement of Additional Information; and (iv) the Acquiring Fund’s Annual Report to shareholders for the year ended July 31, 2008 (“Annual Report”), which is included with and considered a part of this Proxy Statement/Prospectus. You may request free copies of the Statement of Additional Information (including any supplements), and the Annual Report, which have been filed with the SEC, by calling (800) 523-1918 or by writing to the Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

How will the shareholder voting be handled?

     Only shareholders of record of the Acquired Fund at the close of business on December 23, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of the Acquired Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

     Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote “against” the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. The Acquired Fund does not expect to receive any broker non-votes.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

     Shareholders may revoke their proxy at any time before it is voted by sending a written notice to Delaware Group® Income Funds expressly revoking their proxy, by signing and forwarding to Delaware Group Income Funds a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

     The Board of Delaware Group Income Funds does not intend to bring any matters before the Meeting with respect to the Acquired Fund other than those described in this Proxy Statement/Prospectus. The Board of Delaware Group Income Funds is not aware of any other matters to be brought before the Meeting with respect to the Acquired Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were 64,235,543.142 outstanding shares of the Acquired Fund entitled to vote as of the Record Date.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of Delaware Group® Income Funds for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Delaware Group Income Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Delaware Group Income Funds may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Delaware Group Income Funds, Delaware Management Business Trust and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. Delaware Group Income Funds has engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $41,000, including out of pocket expenses, which will be borne as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. Delaware Group Income Funds has also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws.

     As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

     The total cost of the Transaction is estimated to be approximately $130,000. The costs of the Transaction, including the costs of soliciting proxies in connection with the Meeting, will be shared by the following parties in the percentages indicated: 30% by the Acquired Fund, 30% by the Acquiring Fund, and 40% by DMC.

How do I submit a shareholder proposal?

     Delaware Group® Income Funds is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of Delaware Group Income Funds, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in Delaware Group Income Funds’ proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

     On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof.

     To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Acquired Fund or the Acquiring Fund. Except as noted therein, the Trust have no knowledge of beneficial ownership.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A	Form of Plan of Reorganization by the Delaware Group® Income Funds, on behalf of two of its series, the Delaware Delchester® Fund and the Delaware High-Yield Opportunities Fund

B	Principal Holders of Shares

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

  Prospectus of the Delaware High-Yield Opportunities Fund and Delaware Delchester® Fund dated November 28, 2008, as supplemented to date.

  Annual Report of Delaware High-Yield Opportunities Fund for the period ended July 31, 2008.

EXHIBIT A

PLAN OF REORGANIZATION

     This PLAN OF REORGANIZATION (the “Plan”), made as of this __ day of ______ 2008, is adopted by Income Funds (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of two of its series, Delaware High-Yield Opportunities Fund (the “Acquiring Fund”), and Delaware Delchester® Fund (the “Acquired Fund”).

     The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of the Acquiring Fund – Class A (“Acquiring Fund Class A Shares”), (b) shares of beneficial interest, without par value, of the Acquiring Fund – Class B (“Acquiring Fund Class B Shares”), (c) shares of beneficial interest, without par value, of the Acquiring Fund – Class C (“Acquiring Fund Class C Shares”), and (d) shares of beneficial interest, without par value, of the Acquiring Fund – Institutional Class (“Acquiring Fund Class I Shares”); (ii) the distribution of (a) Acquiring Fund Class A shares to the holders of Acquired Fund – Class A shares (“Acquired Fund Class A Shares”), (b) Acquiring Fund Class B Shares to the holders of Acquired Fund – Class B Shares (“Acquired Fund Class B Shares”), (c) Acquiring Fund Class C Shares to the holders of Acquired Fund – Class C shares (“Acquired Fund Class C Shares”) and (d) Acquiring Fund Class I Shares to the holders of Acquired Fund – Institutional Class (“Acquired Fund Class I Shares”), according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

   1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

     (a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. In no event will the Acquiring Fund assume or be responsible for any Liabilities of the Acquired Fund.

     (b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund: (i) the number of Acquiring Fund Class A Shares determined by dividing the net asset value per share of Acquired Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Acquiring Fund Class B Shares determined by dividing the net asset value per share of Acquired Fund Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund

Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class B Shares as of Close of Business on the Valuation Date; (iii) the number of Acquiring Fund Class C Shares determined by dividing the net asset value per share of Acquired Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class C Shares as of Close of Business on the Valuation Date; and (iv) the number of Acquiring Fund Class I Shares determined by dividing the net asset value per share of Acquired Fund Class I Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquired Fund Class I Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class I Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund Shares irrespective of whether such shareholders hold their shares in certificated form.

     (d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

     (e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

   2. Valuation

     (a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of a share of beneficial interest of the Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class I Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

     (c) The net asset value of a share of beneficial interest of the Acquired Fund Class A Shares, Acquired Fund Class B Shares, Acquired Fund Class C Shares and Acquired Fund Class I Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

   3. Closing and Valuation Date

     The Valuation Date shall be _______, 2008 or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately [9:00 a.m.], Eastern Time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring

Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

   4. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2007, audited by Ernest & Young, LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (c) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

     (d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   5. Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

     (b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

     (c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (e) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

     (f) The Trust has elected to treat the Acquiring Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   6. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is a business trust created under the laws of the State of Delaware on Delaware 17, 1998, and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

     (b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

     (c) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

     (d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

     (f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (g) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Trust.

     (i) It has duly and timely filed, on behalf of the Acquired Fund and the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by the Acquired Fund or the Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund. On behalf of the Acquired Fund or the Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or the Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or the Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or the Acquiring Fund, as appropriate.

     (j) All information provided by the Trust for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (k) Except with respect to the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

   7. Obligations of the Trust on behalf of the Acquired Fund

     (a) The Trust shall operate business of the Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

     (c) The Trust shall file, by the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) At the Closing, the Trust shall provide:

     (1) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

     (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

     (e) The Board of Trustees of the Trust shall call, and the Trust shall hold, a meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

   8. Obligations of the Trust on behalf of the Acquiring Fund

     (a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

     (b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

     (c) The Trust shall file, by the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

     (d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(d) of this Plan in conformity with the requirements described in such Section.

     (e) The Trust will file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   9. Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

     The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

     (a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

     (d) That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

     (g) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

     (1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

     (3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code.

     (5) The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

     (6) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

     (8) The basis of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

     (9) The holding period of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund’s shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

     (10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

     (h) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

     (1) The Trust was created as a business trust under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

     (3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

     (4) Except as disclosed in each of the Acquired Fund’s and Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

     (5) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

     (6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

     (7) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

     (j) That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

     (l) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

   10. Fees and Expenses; Other Plans

     The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne 30% by the Acquired Fund; 30% by the Acquiring Fund; and 40% by Delaware Management Company, a series of Delaware Management Business Trust (“DMC”).

   11. Termination; Waiver; Order

     (a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

     (b) If the transactions contemplated by this Plan have not been consummated by _________, 2009, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

     (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

     (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

     (e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

   12. Liability of the Trust

     The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

   13. Final Tax Returns and Forms 1099 of the Acquired Fund

     (a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by DMC at the time such Tax returns and Forms 1099 are prepared.

   14. Amendments

     This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

   15. Governing Law

     This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

     The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Delaware Group® Income Funds, on behalf of the
Delaware Delchester® Fund and the
Delaware High-Yield Opportunities Fund

By
Title

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES

Fund Name / Class	Name and Address of Account	Share Amount	Percentage
Delaware Delchester® Fund – Class B	CITIGROUP GLOBAL MARKETS, INC.	367,356.686	12.60%
Shares	HOUSE ACCOUNT
	ATTN: PETER BOOTH, 7TH FLOOR
	333 W 34TH ST
	NEW YORK NY 10001-2402
	MLPF&S FOR THE SOLE BENEFIT OF ITS	224,864.780	7.70%
	CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484
Delaware Delchester Fund – Class C	CITIGROUP GLOBAL MARKETS, INC.	746,804.725	16.10%
Shares	HOUSE ACCOUNT
	ATTN: PETER BOOTH, 7TH FLOOR
	333 W 34TH ST
	NEW YORK NY 10001-2402
	MLPF&S FOR THE SOLE BENEFIT OF ITS	660,149.139	14.20%
	CUSTOMERS
	ATTENTION: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484
Delaware Delchester Fund –	C/O THE BANK OF NEW YORK	2,750,279.000	45.87%
Institutional Class Shares	WENDEL & CO
	MUTUAL FUNDS REORG DEPARTMENT
	PO BOX 1066
	NEW YORK, NY 10268-1066
	NFS LLC FEBO	1,376,010.000	22.95%
	US BANK NATIONAL ASSOCIATION
	PO BOX 1787
	ATTN MUTUAL FUNDS
	MILWAUKEE, WI 53201-1787
Delaware High-Yield Opportunities Fund –	MLPF&S FOR THE SOLE BENEFIT OF ITS	157,255.506	9.88%
Class B Shares	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DRIVE E 3RD FL
	JACKSONVILLE FL 32246-6484
Delaware High-Yield Opportunities Fund –	MLPF&S FOR THE SOLE BENEFIT OF ITS	814,253.670	18.06%
Class C Shares	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DRIVE E 3RD FL
	JACKSONVILLE FL 32246-6484
	CITIGROUP GLOBAL MARKETS, INC.	368,057.696	8.16%
	HOUSE ACCOUNT
	ATTN: PETER BOOTH, 7TH FLOOR
	333 W 34TH ST
	NEW YORK, NY 10001-2402

B-1

Fund Name / Class	Name and Address of Account	Share Amount	Percentage
Delaware High-Yield Opportunities Fund –	PRUDENTIAL INVESTMENT MGMT SVC FBO	2,069,688.341	18.67%
Institutional Class Shares	MUTUAL FUND CLIENTS
	MAIL STOP NJ 05-11-20
	3 GATEWAY CTR FL 11
	100 MULBERRY ST
	NEWARK NJ 07102-4000
	CHARLES SCHWAB & CO INC	2,371,506.196	21.39%
	SPECIAL CUSTODY ACCT FBO
	CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	NFS LLC FEBO	898,805.267	8.11%
	COUNTRY TRUST
	PO BOX 2020
	BLOOMINGTON IL 61702-2020
Delaware High-Yield Opportunities Fund –	MLPF&S FOR THE SOLE BENEFIT OF ITS	546,783.198	16.60%
Class R Shares	CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484
	STATE STREET BANK & TRUST CO	233,070.492	7.07%
	FBO VARIOUS SYMETRA
	RETIREMENT PLANS
	PO BOX 12770
	OVERLAND PARK KS 66282-2770
	ING	466,603.434	14.16%
	ENHANCED K-CHOICE
	TRUSTEE: RELIANCE TRUST COMPANY
	400 ATRIUM DRIVE
	SOMERSET NJ 08873-4162

B-2

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

The prospectus of Delaware High-Yield Opportunities Fund dated November 28, 2008, as supplemented to date, is part of this Prospectus/Proxy Statement and will be included in the Proxy mailing to all shareholders of record of Delaware Delchester Fund. For purposes of this EDGAR filing, the prospectus of Delaware High-Yield Opportunities Fund dated November 28, 2008, as supplemented to date, is incorporated by reference to the electronic filings on Form N-1A on November 26, 2008 and under Rule 497 on February 3, 2009 and December 1, 2008, made by Delaware Group Income Fund under Accession Nos. 0001206774-08-001938, 0001206774-09-000156 and 0000201670-08-000013, respectively.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
EVERY SHAREHOLDER'S VOTE IS IMPORTANT

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLWRD1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE DELCHESTER® FUND

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Vote on Proposal		For	Against	Abstain

1.	To approve a Plan of Reorganization between Delaware Group® Income Funds, on behalf of Delchester Fund and High-Yield Opportunities Fund, which provides for (i) the acquisition of substantially all of the assets of Delchester Fund by High-Yield Opportunities Fund in exchange solely for shares of High-Yield Opportunities Fund, (ii) the pro rata distribution of shares of the High-Yield Opportunities Fund to the shareholders of Delchester Fund, and (iii) the complete liquidation and dissolution of Delchester Fund. Shareholders of Delchester Fund will receive Class A, Class B, Class C, or Institutional Class shares of High-Yield Opportunities Fund, as the case may be, with an aggregate net asset value equal to the aggregate net asset value of such shareholders' shares in Class A, Class B, Class C, or Institutional Class shares of Delchester Fund.	☐	☐	☐

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Please detach at perforation before mailing.
DLWRD2
PROXY	EVERY SHAREHOLDER’S VOTE IS IMPORTANT SPECIAL MEETING OF SHAREHOLDERS DELAWARE DELCHESTER® FUND March 12, 2009	PROXY

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Deidre A. Downes, and Michael E. Dresnin, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Delaware Delchester Fund ("Delchester Fund") that the undersigned is entitled to vote at the Delchester Fund's meeting to be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on March 12, 2009 at 3:00 p.m., Eastern Time, including any adjournments thereof (the "Meeting"), upon such business as may properly be brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Delaware Group® Income Funds (the "Trust") on behalf of Delchester Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of Delchester Fund pursuant to the Plan of Reorganization between the Trust, on behalf of Delchester Fund and Delaware High-Yield Opportunities Fund ("High-Yield Opportunities Fund"), another series of the Trust. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED
IF MAILED IN THE U.S.

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